HIGHLAND FUNDS I

Highland Healthcare Opportunities Fund

NexPoint Merger Arbitrage Fund

Highland Opportunistic Credit Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 4, 2021 to the Funds’ Prospectus and Statement of Additional Information (the “SAI”), each dated October 31, 2020, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus and SAI.

1.	Effective immediately, the following will replace the section entitled “Board of Trustees and Investment Adviser” in the “Management of the Funds” section beginning on page 51 of the Prospectus.

Board of Trustees and Investment Adviser

The Board of Trustees (the “Board”) has overall management responsibility for the Funds, each series of Highland Funds II, Highland Global Allocation Fund and Highland Income Fund. See “Management of the Trust” in the SAI for the names of and other information about the Trustees and officers of the Funds. The Board also has overall management responsibility for funds advised by NexPoint Advisors, L.P., including NexPoint Strategic Opportunities Fund; NexPoint Capital, Inc. (a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act); and NexPoint Real Estate Strategies Fund, a closed-end fund that operates as an interval fund. NexPoint Advisors, L.P. is an affiliate of Highland Capital Management Fund Advisors, L.P.

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) serves as investment adviser to each Fund. The address of the Adviser is 2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201. Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

As of June 30, 2020, HCMFA had approximately $2.1 billion in assets under management. HCMFA is also the administrator to certain of the Funds. Please see “Administrator/Sub-Administrator” below. HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership.

HCMFA has entered into a Services Agreement (the “Services Agreement”) with Skyview Group, Inc. (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Funds. The Adviser will compensate all Adviser and Skyview personnel who provide services to the Funds.

2.	Effective immediately, the following will replace the table entitled “Officers” in the “Management of the Trust” section beginning on page 21 of the SAI:

Name, Date of Birth, Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years

OFFICERS

Brian Mitts (8/26/1970) Principal Financial Officer and Principal Executive Officer since February 2021; Indefinite Term

Chief Financial Officer, Executive Vice President-Finance, Principal Financial Officer and Principal Accounting Officer of NexPoint Real Estate Strategies Fund since December 2017; Chief Financial Officer, Executive Vice President-Finance, Secretary and Treasurer of NexPoint Real Estate Finance, Inc. since February 2020; Director of NexPoint Real Estate Finance, Inc. since June 2019; Chief Operations Officer of the NexPoint Advisors, L.P. real estate platform; Director of NexPoint Residential Trust, Inc. (NYSE: NXRT) since September 2014; Chief Financial Officer, Executive Vice President-Finance and Treasurer of NXRT since March 2015; Chief Financial Officer, Executive VP-Finance, Treasurer and Corporate Secretary of NexPoint Hospitality Trust since December 2018; Chief Financial Officer and Financial and Operations Principal of NexPoint Securities, Inc., from November 2013 to October 2017.

Frank Waterhouse (4/14/1971) Treasurer since May 2015; Principal Accounting Officer since October 2017; Indefinite Term

Partner and Chief Financial Officer of Highland Capital Management, L.P. (“HCMLP”); Treasurer of the Fund Complex since May 2015; Principal Financial Officer October 2017 to February 2021; Principal Executive Officer February 2018 to February 2021.

David Willmore (2/11/1985) Secretary since February 2021; Indefinite Term

Vice President of Finance for NexPoint Real Estate Finance, Inc. and NexPoint Residential Trust, Inc. since February 2020; Senior Manager at NexPoint Residential Trust, Inc. since March 2019; Senior Manager at HCMLP from February 2017 to March 2019.

Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term

Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Fund Complex since November 2012.

Jason Post (1/9/1979) Chief Compliance Officer since September 2015; Indefinite Term

Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Fund Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCMLP.

3.	Effective immediately, the following will replace the section entitled “Investment Advisory Services” section beginning on page 2 of the SAI:

Investment Advisory Services

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) serves as each Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”). HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services, Inc.”), and its general partner Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services, Inc. is controlled by Mr. Dondero and Mark Okada by virtue of their respective share ownership.

HCMFA has entered into a Services Agreement (the “Services Agreement”) with Skyview Group, Inc. (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Funds. The Adviser will compensate all Adviser and Skyview personnel who provide services to the Funds.

Under the Investment Advisory Agreements with Healthcare Opportunities Fund, HCMFA receives a monthly fee, computed and accrued daily, at the annual rate of 1.00%, of the Average Daily Managed Assets of the respective Fund. “Average Daily Managed Assets” of a Fund means the average daily value of the total assets of that Fund, less all accrued liabilities of that Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Under the Investment Advisory Agreement with Merger Arbitrage Fund, HCMFA receives a monthly fee, computed and accrued daily, at the annual rate of 1.00%, of the Average Daily Managed Assets of the Fund. “Average Daily Managed Assets” of the Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). In connection with the Merger Arbitrage Fund’s merger with the Highland Long/Short Equity Fund on June 29, 2020, the Adviser agreed to reduce the gross advisory fee from 1.20% to 1.00%, with the addition of a 0.20% administrative fee. Prior to June 29, 2020, the Merger Arbitrage Fund paid the Adviser a gross advisory fee of 1.20% of the Average Daily Managed Assets of the Fund. The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.50% of Merger Arbitrage Fund’s average daily net assets. This expense limitation will continue through at least October 31, 2021, and may not be terminated prior to this date without the action or consent of the Fund’s Board.

Under the Investment Advisory Agreement with Opportunistic Credit Fund, HCMFA receives a monthly fee, computed and accrued daily, at the annual rate of 1.00% of the Fund’s Average Daily Managed Assets.

Under each Investment Advisory Agreement, HCMFA, among other things: (i) continuously furnishes an investment program for each Fund; (ii) places orders for the purchase and sale of securities for the accounts of each Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of each Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, HCMFA also provides certain administration services to certain of the Funds. See Section “Administrator/Sub-Administrator” below.

HCMFA carries out its duties under each Investment Advisory Agreement at its own expense. Each Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Funds and extraordinary expenses.

Each Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HCMFA shall not be subject to liability to a Fund for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Investment Advisory Agreement relates.

Additionally, each Investment Advisory Agreement remains in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Trust’s Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. Each Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.

The table below sets forth the advisory fees paid by the Healthcare Opportunities Fund, as well as any fee waiver, for the past three fiscal years:

	Fiscal Year Ended June 30, 2020	Fiscal Year Ended June 30, 2019	Fiscal Year Ended June 30, 2018
Gross Advisory Fee	$335,608	$511,909	$815,526
Fee Waiver	$0	$0	$0
Net Advisory Fee	$335,608	$511,909	$815,526

The table below sets forth the advisory fees paid by the Merger Arbitrage Fund, as well as any fee waiver, for the past three fiscal years:

	Fiscal Year Ended June 30, 2020	Fiscal Year Ended June 30, 2019	Fiscal Year Ended June 30, 2018
Gross Advisory Fee	$358,997	$391,103	$427,888
Fee Waiver1	$(276,874)	$(241,102)	$(282,878)
Net Advisory Fee	$82,123	$150,001	$145,010

1 HCMFA had contractually agreed to limit the total annual fund operating expenses of the Fund to 1.50% of average daily net assets attributable to any class of the Fund through June 29, 2021.

The table below sets forth the advisory fees paid by the Opportunistic Credit Fund, as well as any fee waiver, for the past three fiscal years:

	Fiscal Year Ended June 30, 2020	Fiscal Year Ended June 30, 2019	Fiscal Year Ended June 30, 2018
Gross Advisory Fee	$279,474	$501,122	$662,406
Fee Waiver	$(369,499)	$(609,642)	$(320,810)
Net Advisory Fee	$(90,025)	$(108,520)	$341,596

4.	Effective immediately, the following will replace the section entitled “Conflicts of Interest – HCMFA” section beginning on page 32 of the SAI:

Conflicts of Interest – HCMFA

Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. The Adviser has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and investment vehicles similar to the Funds. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors, and all affiliates listed on its Form ADV, as filed via an amendment with the SEC October 23, 2020 (CRD No. 149653).

In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Funds, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer‘s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, Highland will generally pursue the strategy that Highland believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to Highland’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. Highland personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Funds. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. Highland and the Adviser are under common ownership, and the Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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